Portfolio of Investments	/ 1
Longleaf Partners Fund
March 31, 2026 (Unaudited)

Common Stocks
	Shares	Value	% of Net Assets
Apparel & Textile Products
PVH Corporation	650,590	$45,385,158	4.3%
Asset Management
Exor N.V. (Netherlands)	949,490	72,045,791	6.9
Biotech & Pharma
Regeneron Pharmaceuticals, Inc.	65,506	50,612,556	4.8
Food
The Kraft Heinz Company	2,270,698	51,067,998	4.9
The Magnum Ice Cream Company N.V. (a) (Netherlands)	4,189,322	61,727,014	5.9
		112,795,012	10.8
Home Construction
Fortune Brands Innovations, Inc.	1,275,863	49,720,381	4.7
Internet Media & Services
IAC, Inc.(a)	2,067,799	82,773,994	7.9
Leisure Facilities & Services
MGM Resorts International(a)	907,351	33,581,060	3.2
Leisure Products
Mattel, Inc.(a)	5,093,424	74,007,451	7.1
Machinery
CNH Industrial N.V. (Netherlands)	3,308,474	36,393,214	3.5
Medical Equipment & Devices
Avantor, Inc. (a)	3,086,436	24,197,658	2.3
Bio-Rad Laboratories, Inc. - Class A(a)	140,913	39,279,499	3.7
		63,477,157	6.0
Oil & Gas Producers
CNX Resources Corporation(a)	1,531,060	59,022,363	5.6
REITs
Rayonier, Inc.	4,146,387	85,498,500	8.2
Retail - Consumer Staples
Albertsons Companies, Inc. - Class A	4,303,819	73,337,076	7.0
Specialty Finance
Fidelity National Information Services, Inc.	700,732	32,871,338	3.1
Transportation & Logistics
FedEx Corporation	143,601	51,147,804	4.9
Total Common Stocks (Cost $885,035,138)		922,668,855	88.0

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Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase Agreement with State Street Bank, 2.97%, dated 3/31/2026, due 04/01/2026, Repurchase Price $129,602,691 (Collateral: $132,183,840 U.S. Treasury Bonds, 3.50% due 10/15/2028, Par $131,194,400) (Cost $129,592,000)	129,592,000	$129,592,000	12.3%
Total Investments - (Cost $1,014,627,138)		1,052,260,855	100.3
Other Assets (Liabilities), Net		(3,282,300)	(0.3)
Net Assets		$1,048,978,555	100.0%

(a)	Non-income producing security.